UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 7, 2020
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186		23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1140 Virginia Drive	Fort Washington	PA	19034
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000

250 Gibraltar Road	Horsham	PA	19044
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TOL	The New York Stock Exchange
Guarantee of Toll Brothers Finance Corp. 5.625% Senior Notes due 2024	TOL/24	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
Effective October 31, 2020, the Company elected to reclassify sales commissions paid to third-party brokers from home sales cost of revenues to selling, general and administrative expense in its Consolidated Statements of Operations and Comprehensive Income. The reclassification aligns the treatment of sales commissions paid to third-party brokers with the treatment of sales commissions paid to in-house salespersons, and is consistent with the manner in which the majority of the Company’s peers treat such commissions. The reclassification had the effect of lowering home sales cost of revenues (and increasing home sales gross margin) and increasing selling, general and administrative expense by the amount of third-party broker commissions, which totaled $138.6 million, $144.7 million and $136.2 million for the years ended October 31, 2020, 2019 and 2018, respectively.
The Company is furnishing this Form 8-K to provide investors with recast historical information that shows the impact of the reclassification in all periods presented. The schedules in Exhibit 99.1 provide unaudited information for the year ended October 31, 2020 and recast unaudited information for the previously reported years ended October 31, 2019 and 2018 and the three month periods ended January 31, April 30, July 31 and October 31 of each of fiscal 2020, 2019 and 2018. The recast financial information contained in Exhibit 99.1 does not represent a restatement or reissuance of previously issued financial statements.
The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
The following Exhibits are furnished as part of this Current Report on Form 8-K:
Exhibit
No.                            Item
99.1*    Schedules of unaudited information for the years ended October 31, 2020, 2019 and 2018 and the three month periods ended January 31, April 30, July 31 and October 31 of each of fiscal 2020, 2019 and 2018
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Filed electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	December 7, 2020	By:	/s/ Michael J. Grubb
Michael J. Grubb Senior Vice President, Chief Accounting Officer

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